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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) RESEARCH
                     BOND FUND

                     ANNUAL REPORT o APRIL 30, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 30
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 43

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 8.19%, Class B shares 7.27%, Class C shares 7.27%, and Class I shares 8.36%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 7.48% return over the same period for the fund's benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Over the same period, the average "A"-rated corporate debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.34%.

Q.  COULD YOU DESCRIBE THE INTEREST RATE ENVIRONMENT OVER THE PERIOD?

A. The headline news was the Federal Reserve Board's (the Fed's) aggressive easing of interest rates throughout 2001, bringing short-term rates down 4.75% over the course of the year. However, the story for long-term bonds was quite different: over the 12-month period, long-term Treasury yields declined only about 0.15%. So while Fed easing clearly benefited the portfolio's shorter-term securities by causing their prices to appreciate, it had less of an impact on the longer-term issues that we owned.

    We think there were two main reasons that longer-term interest rates did not move substantially: First, they had fallen dramatically in 2000, anticipating that the Fed would eventually lower rates to boost a sagging economy. Second, we think investors believed the Fed's rate cuts would have the desired effect of stimulating the economy -- so investors began to anticipate that rates will eventually rise as the economy recovers.

Q.  GIVEN THAT ENVIRONMENT, WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. In this portfolio, we use our own Original Research(SM) into individual bond issuers to make two major kinds of decisions: what sectors we believe may outperform, and what securities to own within each sector. Given an environment in which we felt long-term rates would not change substantially and inflation would not be an issue, we believed coupon rates, or yields, would be the most important performance factor.

    That led us to underweight Treasuries and favor spread sectors -- sectors that offer a spread, or higher yield than Treasuries. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Our research indicated that high-grade corporates and emerging market debt were spread sectors that offered some of the best opportunities, and our investments in those sectors were the main drivers of our performance.

Q. IN FACT, HIGH-GRADE CORPORATE BONDS COMPRISED OVER 40% OF THE PORTFOLIO THROUGHOUT THE PERIOD. WHY DID YOU LIKE THAT SECTOR?

A. We believed -- and, as of the end of the period, still believe -- that high-grade corporate bonds were attractive because spreads to Treasuries were wider than they had been during the last recession in the early 1990s. In other words, investors were being paid a greater premium to invest in high-grade corporates as opposed to safer Treasuries.

    We think spreads have been historically wide for two main reasons: First, investors perceive the economy as weak, with corporate earnings and profit margins down. Second, the Enron scandal and other highly publicized problems have increased the perception that even strong earnings and profit reports may be suspect. Overall, we think there has been a heightened perception of risk in the corporate market, and the result has been that investors have been paid more to take on the risk of corporate issues.

    We think that represented an opportunity for our research to uncover good companies in a tough market. Our holdings in the high-grade corporate sector were companies that we viewed as leaders in their industries, with strong balance sheets and the potential to weather a pretty significant downturn.

    In contrast, we were more cautious on the high-yield sector because even good companies in that sector tend to have less cash on their balance sheets and may be more likely to default during a prolonged downturn -- which is one reason their bonds are rated lower. So although high-yield corporate bonds may represent a great opportunity for some kinds of portfolios, we didn't think it was a prudent time to be taking that kind of risk with this fund, in which we try to maintain an average "A"-quality credit rating. In fact, we reduced our corporate high-yield allocation over the period.

Q.  EMERGING MARKET DEBT WAS ANOTHER SECTOR THAT DID WELL OVER THE PERIOD. WHY?

A. Despite a weak global economy, emerging markets have done well over the past couple of years as emerging economies converged on the rest of the developed world. In a sense, they've done well because they started so far behind the stronger economies. We feel emerging market spreads, relative to leading economies, have been attractive, and credit quality has actually increased in many of these countries, with Mexico being one example. In addition, we believe our international research team has done well at avoiding troubled areas such as Argentina and Venezuela.

Q. IN THE LATTER HALF OF THE PERIOD, PROBLEMS IN ENERGY TRADING FIRMS AND TELECOM COMPANIES WERE HEADLINE NEWS. HOW DID THOSE EVENTS AFFECT THE FUND?

A. In fixed-income investing, what you don't own can be as important as what you own. We think our analysts did a good job avoiding the worst problems in energy trading and telecom firms, and the fund was underweighted in both industries. That said, we did have some exposure in those areas that detracted slightly from performance.

    In the energy sector, the fund did not own Enron bonds. As a fixed-income fund, we look for companies that we believe will generate relatively stable cash flows across both up and down business cycles -- as opposed to high-growth companies -- and we did not feel Enron met our investment parameters. We did, however, have small positions in Dynegy and some other energy trading firms that developed problems after the Enron debacle. We sold our Dynegy position near the end of the period, before its bonds declined sharply on concerns of a potential downgrade to junk bond status.

    In the telecom sector, we avoided some of the worst performers such as Qwest. We did, however, have a small position in WorldCom that declined in value, as both pricing and volume in its long distance business deteriorated faster than we had expected. We think it is a testament to the quality of the fund's diversification that, despite some weak telecom and energy holdings, we were able to perform well relative to our peers and our benchmark in a difficult environment.

Q. IT SEEMS ALMOST CERTAIN THAT THE FED'S NEXT RATE CHANGE, WHEN IT HAPPENS, WILL BE AN INCREASE. DO YOU THINK THAT INDICATES THE START OF A BAD PERIOD FOR BOND INVESTORS?

A. No, we don't, for several reasons. First, our view is that long-term rates are not poised to go up substantially. We think it's likely that, in the second half of this year, the Fed will start to bring up short-term rates a bit -- not because the economy is overheating but because the Fed put so much stimulus into the system, especially after September 11, that it's time to take some of it back. Long-term rates, however, are determined more by the market than by the Fed. We think the combination of a mild recovery and low inflation will allow long-term rates to remain in a pretty tight range; if they do rise, we think the increase will be relatively modest.

    Second, we think the global economy is going to continue to improve, albeit slowly; in our view, that bodes well for high-grade corporate issues as well as for emerging market debt. If and when we gain additional confidence in a more robust, sustained recovery, we may also increase our high-yield corporate exposure.

    Third, we think this is an environment that plays to our strength, which is using Original Research to pick individual issuers that offer opportunities in a volatile market. What we try to do is focus on the long term and not get caught up in day-to-day market movements and sentiment.

/s/ Michael W. Roberge

    Michael W. Roberge
    Director of Fixed Income Research

The committee of MFS fixed-income research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Roberge.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   FUND FACTS
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  OBJECTIVE:              SEEKS TO PROVIDE TOTAL RETURN (HIGH CURRENT INCOME AND
                          LONG-TERM GROWTH OF CAPITAL).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  JANUARY 4, 1999

  CLASS INCEPTION:        CLASS A  JANUARY 4, 1999
                          CLASS B  DECEMBER 29, 2000
                          CLASS C  DECEMBER 29, 2000
                          CLASS I  JANUARY 4, 1999

  SIZE:                   $116.7 MILLION NET ASSETS AS OF APRIL 30, 2002

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2002. Index information is from January 1, 1999.)

           MFS Research Bond Fund        Lehman Brothers Government/Credit Index
"1/99"             9.52                                  10.00
"4/99"             9.50                                   9.90
"4/01"            10.91                                  11.21
"4/02"            11.80                                  12.05

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A

                                                  1 Year     3 Year      Life*
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Cumulative Total Return Excluding Sales
  Charge                                          +8.19%    +24.28%    +23.92%
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Average Annual Total Return Excluding Sales
  Charge                                          +8.19%    + 7.51%    + 6.68%
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Average Annual Total Return Including Sales
  Charge                                          +3.05%    + 5.78%    + 5.12%
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CLASS B

                                                  1 Year     3 Year      Life*
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Cumulative Total Return Excluding Sales
  Charge                                          +7.27%    +22.92%    +22.56%
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Average Annual Total Return Excluding Sales
  Charge                                          +7.27%    + 7.12%    + 6.32%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                          +3.27%    + 6.24%    + 5.53%
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CLASS C

                                                  1 Year     3 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                          +7.27%    +22.94%    +22.59%
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Average Annual Total Return Excluding Sales
  Charge                                          +7.27%    + 7.13%    + 6.33%
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Average Annual Total Return Including Sales
  Charge                                          +6.27%    + 7.13%    + 6.33%
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CLASS I

                                                  1 Year     3 Year      Life*
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Cumulative Total Return (No Sales Charge)         +8.36%    +24.69%    +24.07%
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Average Annual Total Return (No Sales Charge)     +8.36%    + 7.63%    + 6.72%
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COMPARATIVE INDICES(+)

                                                  1 Year     3 Year      Life*
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Average A-rated corporate debt fund+              +6.34%    + 5.52%    + 4.70%
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Lehman Brothers Government/Credit Index#          +7.48%    + 6.75%    + 5.75%
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  *For the period from the commencement of the fund's investment operations,
   January 4, 1999, through April 30, 2002. Index information is from
   January 1, 1999.
(+)Average annual rates of return.
  +Source: Lipper Inc.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.


PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

PORTFOLIO STRUCTURE

                High Grade Corporates          42.7%
                Government Agency              18.0%
                U.S. Treasuries                16.0%
                Asset Backed                   10.4%
                High Yield Corporates           5.1%
                Emerging Markets                3.4%
                Mortgage Backed                 1.9%
                International                   1.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2002

Bonds - 97.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 90.0%
  Advertising & Broadcasting - 0.4%
    Clear Channel Communications, 7.875s, 2005                       $       88       $     91,596
    Young Broadcasting, Inc., 8.5s, 2008##                                  400            416,000
                                                                                      ------------
                                                                                      $    507,596
--------------------------------------------------------------------------------------------------
  Aerospace - 1.1%
    Alliant Techsystems, Inc., 8.5s, 2011                            $      160       $    169,600
    K & F Industries, Inc., 9.25s, 2007                                       5              5,150
    Northrop Grumman Corp., 7s, 2006                                        350            364,322
    Northrop Grumman Corp., 7.125s, 2011                                    723            740,410
                                                                                      ------------
                                                                                      $  1,279,482
--------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020      $      414       $    395,976
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020               4              4,292
                                                                                      ------------
                                                                                      $    400,268
--------------------------------------------------------------------------------------------------
  Automotive - 2.5%
    DaimlerChrysler NA Holdings Corp., 7.2s, 2009                    $      500       $    514,835
    Dura Operating, 8.625s, 2012                                            350            364,000
    Ford Motor Co., 7.45s, 2031                                             644            608,374
    Navistar International Corp., 9.375s, 2006                              500            528,750
    TRW, Inc., 7.75s, 2029                                                  956            939,146
                                                                                      ------------
                                                                                      $  2,955,105
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.7%
    Bank Of America Corp., 7.4s, 2011                                $      800       $    860,528
    Citigroup, Inc., 7.25s, 2010                                            652            696,871
    Credit Suisse First Boston, 6.5s, 2012                                  740            727,968
    DBS Capital Funding Corp, 7.657s, 2049##                                585            602,590
    Dime Bancorp, Inc., 9s, 2002                                            600            621,726
    GS Escrow Corp., 7s, 2003                                               420            425,858
    KFW International Finance, Inc., 4.25s, 2005                          1,500          1,506,270
    Natexis AMBS Co. LLC, 8.44s, 2049##                                     600            651,486
    Socgen Real Estate Co., 7.64s, 2049##                                   988          1,032,065
    Summit Bancorp, 8.625s, 2002                                            100            103,705
    Unicredito Italiano Capital Trust, 9.2s, 2049##                         300            343,551
    Wells Fargo Co., 7.8s, 2010                                             250            267,150
                                                                                      ------------
                                                                                      $  7,839,768
--------------------------------------------------------------------------------------------------
  Brokerage - 1.4%
    Lehman Brothers Holdings, Inc., 6.25s, 2003                      $      310       $    318,699
    Lehman Brothers Holdings, Inc., 8.25s, 2007                             350            387,940
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                            400            411,160
    Morgan Stanley Dean Witter & Co., 6.6s, 2012                            501            499,206
                                                                                      ------------
                                                                                      $  1,617,005
--------------------------------------------------------------------------------------------------
  Building - 0.8%
    American Standard, Inc., 7.375s, 2008                            $      650       $    660,562
    CRH America, Inc., 6.95s, 2012                                          221            227,703
                                                                                      ------------
                                                                                      $    888,265
--------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    General Binding Corp., 9.375s, 2008                              $      200       $    172,500
--------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.3%
    Cendant Corp., 6.875s, 2006                                      $      350       $    345,023
--------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Pliant Corp., 13s, 2010                                          $      200       $    207,000
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 10.4%
    Americredit Automobile Receivable Trust, 5.37s, 2008             $      600       $    616,649
    Amresco Commercial Mortgage Funding I Corp., 7.18s, 2029                 35             37,438
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008           323            339,920
    Capital One Auto Finance Trust, 4.79s, 2009                             650            655,509
    Centex Home Equity, 5.93s, 2025                                         700            719,602
    Certificates Funding Corp., 6.716s, 2004                                199            209,438
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030                 200            208,693
    Commercial Mortgage Acceptance Corp., 5.8s, 2006                         13             13,329
    Commercial Mortgage Acceptance Corp., 6.03s, 2008                     1,135          1,152,377
    Commercial Mortgage Acceptance Corp., 6.49s, 2008                       500            524,695
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                       550            401,714
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                       900            910,368
    Commercial Mortgage Asset Trust, 7.546s, 2010                           700            769,083
    Criimi Mae Corp., 6.701s, 2030##                                         10              9,703
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)              300              7,145
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                100            100,957
    Falcon Franchise Loan LLC, 3.405s, 2023##                               998            145,579
    Ford Credit Auto Owner Trust, 8s, 2004                                  400            402,649
    GMAC Commercial Mortgage Security, Inc., 6.175s, 2033                   320            329,498
    Greenpoint Manufactured Housing, 6.26s, 2015                            179            182,030
    GS Mortgage Securities Corp. II, 6.06s, 2030                             88             90,970
    LB Commercial Conduit Mortgage Trust, 6.21s, 2035                       200            206,797
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                      38             39,027
    Merrill Lynch Mortgage Investors, Inc., 6.39s, 2030                     420            437,760
    MFN Automobile Receivables Trust, 5.07s, 2007##                         145            148,234
    Morgan Stanley Capital I, 6.01s, 2030                                    30             30,606
    Mortgage Capital Funding, Inc., 6.663s, 2008                            185            195,420
    Nationslink Funding Corp., 0s, 2023                                  14,019            494,495
    Nationslink Funding Corp., 6.001s, 2030                                 159            164,779
    Nationslink Funding Corp., 6.476s, 2030                                 450            471,535
    PSE&G Transitions Funding LLC, 5.98s, 2008                              170            178,099
    Residential Asset Securities Corp., 7.735s, 2025                        310            319,264
    Residential Asset Securitization Trust, 5.35s, 2026                     500            507,331
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012                7              7,364
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                        350            356,498
    Vanderbilt Mortgage & Finance, Inc., 6.12s, 2015                        700            722,717
                                                                                      ------------
                                                                                      $ 12,107,272
--------------------------------------------------------------------------------------------------
  Defense Electronics - 0.9%
    Raytheon Co., 6.45s, 2002                                        $      175       $    176,605
    Raytheon Co., 5.7s, 2003                                                 15             15,368
    Raytheon Co., 6.5s, 2005                                                300            310,392
    Raytheon Co., 8.3s, 2010                                                500            551,980
                                                                                      ------------
                                                                                      $  1,054,345
--------------------------------------------------------------------------------------------------
  Energy - Independent - 2.1%
    Apache Corp., 7.375s, 2047                                       $       47       $     48,749
    Devon Financing Corp., 6.875s, 2011##                                   707            716,027
    Forest Oil Corp., 8s, 2008                                              100            102,250
    Ocean Energy, Inc., 7.625s, 2005                                        500            524,940
    Ocean Energy, Inc., 7.25s, 2011                                         502            507,020
    Stone Energy Corp., 8.25s, 2011##                                       500            510,000
                                                                                      ------------
                                                                                      $  2,408,986
--------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    AOL Time Warner, Inc., 6.125s, 2006                              $      200       $    195,432
    Time Warner Entertainment Co., LP, 9.625s, 2002                          15             15,000
    Time Warner Entertainment Co., LP, 8.875s, 2012                         500            545,556
                                                                                      ------------
                                                                                      $    755,988
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Countrywide Home Loans, Inc., 6.85s, 2004                        $      500       $    526,785
    Countrywide Home Loans, Inc., 5.5s, 2006                                300            300,357
    Ford Motor Credit Co., 6.875s, 2006                                   1,136          1,149,689
    Ford Motor Credit Co., 7.375s, 2011                                     150            151,008
    General Motors Acceptance Corp., 6.75s, 2006                            500            515,840
    General Motors Acceptance Corp., 7s, 2012                               400            403,848
    General Motors Acceptance Corp., 8s, 2031                               655            687,665
    Household Finance Corp., 5.75s, 2007                                    275            271,983
                                                                                      ------------
                                                                                      $  4,007,175
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.8%
    Coors Brewing Co., 6.375s, 2012##                                $      337       $    335,639
    Dole Foods, Inc., 7.25s, 2009                                           407            404,965
    Kellogg Co., 6s, 2006                                                    80             82,325
    Kellogg Co., 6.6s, 2011                                                 400            410,884
    Michael Foods, Inc., 11.75s, 2011                                       450            495,000
    Tyson Foods, Inc., 8.25s, 2011##                                        375            405,671
                                                                                      ------------
                                                                                      $  2,134,484
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    Meadwestvaco Corp., 6.85s, 2012                                  $      994       $  1,010,421
    Weyerhaeuser Co., 7.375s, 2032                                          499            500,786
                                                                                      ------------
                                                                                      $  1,511,207
--------------------------------------------------------------------------------------------------
  Gaming - 1.4%
    Harrahs Operating, Inc., 7.125s, 2007                            $      410       $    422,965
    MGM Grand, Inc., 6.95s, 2005                                            400            400,072
    MGM Mirage, 8.5s, 2010                                                  250            266,170
    Station Casinos, Inc., 8.375s, 2008                                     550            569,250
                                                                                      ------------
                                                                                      $  1,658,457
--------------------------------------------------------------------------------------------------
  Industrial - 0.3%
    Black & Decker Corp., 7.125s, 2011                               $      299       $    311,488
--------------------------------------------------------------------------------------------------
  Insurance - 1.6%
    AIG Sunamerica Global Financing II, 7.6s, 2005                   $      525       $    571,205
    AIG Sunamerica Global Financing IV, 5.85s, 2006##                       430            444,096
    Prudential Funding Corp., 6.6s, 2008                                    800            821,216
                                                                                      ------------
                                                                                      $  1,836,517
--------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    St Paul Cos, Inc., 5.75s, 2007                                   $      500       $    503,895
--------------------------------------------------------------------------------------------------
  Media - Cable - 2.1%
    Charter Communications Holdings, 8.25s, 2007                     $      325       $    290,062
    Comcast Cable Commerce, Inc., 6.875s, 2009                              140            136,577
    Cox Communications, Inc., 7.75s, 2010                                   949            963,235
    TCI Communications Financing III, 9.65s, 2027                            25             26,524
    Tele-Communications, Inc., 9.8s, 2012                                   950          1,067,629
                                                                                      ------------
                                                                                      $  2,484,027
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    HCA - The Healthcare Co., 7.125s, 2006                           $      150       $    155,397
    HCA - The Healthcare Co., 8.75s, 2010                                     5              5,570
    HCA - The Healthcare Co., 7.875s, 2011                                  670            713,021
    Healthsouth Corp., 7.375s, 2006                                         525            530,250
    Tenet Healthcare Corp., 6.375s, 2011                                    380            375,312
    Tenet Healthcare Corp., 6.875s, 2031                                    300            287,933
                                                                                      ------------
                                                                                      $  2,067,483
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.8%
    Kinder Morgan Energy Partners, 6.75s, 2011                       $      600       $    606,024
    Kinder Morgan Energy Partners, 7.4s, 2031                                60             60,364
    Kinder Morgan Energy Partners, 7.75s, 2032                              263            275,685
                                                                                      ------------
                                                                                      $    942,073
--------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Dresser, Inc., 9.375s, 2011                                      $      500       $    518,750
--------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Valero Energy Corp., 6.875s, 2012                                $      554       $    557,933
    Valero Energy Corp., 7.5s, 2032                                         646            653,659
                                                                                      ------------
                                                                                      $  1,211,592
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Allied Waste North America, Inc., 8.875s, 2008                   $       50       $     51,625
    Allied Waste North America, Inc., 10s, 2009                             200            205,500
    Joy Global, Inc., 8.75s, 2012                                           115            119,025
    USA Waste Services, Inc., 7s, 2004                                      400            413,640
    USA Waste Services, Inc., 7s, 2028                                      150            139,685
    Waste Management, Inc., 6.625s, 2002                                    100            100,552
                                                                                      ------------
                                                                                      $  1,030,027
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    News America Holdings, Inc., 8.5s, 2025                          $      150       $    161,787
    News America Holdings, Inc., 6.703s, 2034                               500            511,945
                                                                                      ------------
                                                                                      $    673,732
--------------------------------------------------------------------------------------------------
  Railroad - 0.2%
    Union Pacific Corp., 6.34s, 2003                                 $       20       $     20,721
    Union Pacific Corp., 5.84s, 2004                                        160            164,427
                                                                                      ------------
                                                                                      $    185,148
--------------------------------------------------------------------------------------------------
  Real Estate - 0.4%
    EOP Operating Ltd., 7.75s, 2007                                  $      450       $    480,915
--------------------------------------------------------------------------------------------------
  Retail - 0.4%
    Advance Stores, Inc., 10.25s, 2008##                             $      250       $    265,000
    Gap, Inc., 8.8s, 2008##                                                 160            158,742
                                                                                      ------------
                                                                                      $    423,742
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.7%
    AT&T Wireless Services, Inc., 7.35s, 2006                        $      400       $    399,112
    AT&T Wireless Services, Inc., 8.75s, 2031                               402            391,307
                                                                                      ------------
                                                                                      $    790,419
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.5%
    Citizens Communications Co., 8.5s, 2006                          $      575       $    604,480
    Citizens Communications Co., 7.625s, 2008##                             100             99,565
    Sprint Capital Corp., 7.125s, 2006                                      346            336,174
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                     10             10,084
    United Telecommunications Co., 9.5s, 2003                               350            350,973
    Worldcom, Inc., 6.95s, 2028                                             600            246,000
    Worldcom, Inc., 8.25s, 2031                                             166             73,040
                                                                                      ------------
                                                                                      $  1,720,316
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 19.6%
    Federal Home Loan Mortgage Corp., 3.5s, 2003                     $    3,700       $  3,732,375
    Federal Home Loan Mortgage Corp., 4.5s, 2004                          1,800          1,833,192
    Federal Home Loan Mortgage Corp., 5.5s, 2006                          1,470          1,519,848
    Federal National Mortgage Assn., 6.5s, 2004                           3,900          4,141,293
    Federal National Mortgage Assn., 7.125s, 2005                         2,145          2,322,627
    Federal National Mortgage Assn., 6s, 2008                             4,800          5,010,000
    Federal National Mortgage Assn., 6.125s, 2012                           500            515,935
    Federal National Mortgage Assn., TBA, 7.5s, 2030                         16             16,389
    Federal National Mortgage Assn., TBA, 6.5s, 2031                        511            518,210
    Federal National Mortgage Assn., TBA, 7.5s, 2031                        727            759,857
    Federal National Mortgage Assn., TBA, 6.5s, 2032                        739            749,212
    Government National Mortgage Assn., TBA, 6.5s, 2028                     126            128,342
    Small Business Administration, 5.34s, 2021                              750            721,501
    Small Business Administration, 6.34s, 2021                              147            150,725
    Small Business Administration, 6.35s, 2021                              120            122,337
    Small Business Administration, 6.44s, 2021                              148            151,938
    Small Business Administration, 6.07s, 2022                              500            502,588
                                                                                      ------------
                                                                                      $ 22,896,369
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.7%
    U.S. Treasury Bonds, 8.125s, 2019                                $       24       $     30,364
    U.S. Treasury Bonds, 6.25s, 2023                                      9,691         10,289,128
    U.S. Treasury Bonds, 5.375s, 2031                                     1,776          1,718,831
    U.S. Treasury Notes, 5.5s, 2003                                       1,021          1,049,077
    U.S. Treasury Notes, 5.875s, 2004                                       279            294,345
    U.S. Treasury Notes, 3.5s, 2006                                       3,380          3,254,298
    U.S. Treasury Notes, 4.625s, 2006                                       522            528,849
    U.S. Treasury Notes, 6.875s, 2006                                       538            589,443
    U.S. Treasury Notes, 4.875s, 2012                                       639            628,118
                                                                                      ------------
                                                                                      $ 18,382,453
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.2%
    Allegheny Energy Supply Co., 7.8s, 2011##                        $      156       $    155,259
    Allegheny Energy Supply Co., 8.25s, 2012                                500            517,095
    Dominion Resources, Inc., 7.6s, 2003                                    345            359,248
    Dominion Resources, Inc., 8.125s, 2010                                  365            401,504
    DTE Energy Co., 7.05s, 2011                                             238            245,259
    First Energy Corp., 7.375s, 2031                                        754            701,107
    Midland Funding Corp. I, 10.33s, 2002                                   117            117,451
    Niagara Mohawk Power Corp., 5.375s, 2004                                300            301,962
    Nisource Finance Corp., 5.75s, 2003                                     150            148,440
    Nisource Finance Corp., 7.875s, 2010                                    838            844,570
    Northwestern Corp., 7.875s, 2007                                        500            504,223
    Progress Energy, Inc., 6.75s, 2006                                      340            352,168
    Progress Energy, Inc., 6.85s, 2012                                      502            510,549
    Progress Energy, Inc., 7s, 2031                                         160            155,005
    PSEG Power LLC, 7.75s, 2011                                             700            737,150
                                                                                      ------------
                                                                                      $  6,050,990
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Amerigas Partners, 8.875s, 2011                                  $      175       $    182,000
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.5%
    Verizon New Jersey, Inc., 5.875s, 2012                           $      573       $    528,334
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $105,070,196
--------------------------------------------------------------------------------------------------
Foreign Bonds - 7.3%
  Belgium - 0.4%
    Bulgaria Republic, 8.25s, 2015                                   $      525       $    504,000
--------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Abitibi-Consolidated, Inc., 8.55s, 2010 (Forest and
      Paper Products)                                                $      300       $    311,646
    Abitibi-Consolidated, Inc., 8.85s, 2030 (Forest and
      Paper Products)                                                       309            310,270
    Potash Corp. Saskatchewan Inc., 7.75s, 2011 (chemicals)                 700            754,404
    Province of Quebec, 8.8s, 2003 (Sovereign)                              150            158,656
                                                                                      ------------
                                                                                      $  1,534,976
--------------------------------------------------------------------------------------------------
  Dominican Republic - 0.5%
    Dominican Republic, 9.5s, 2006                                   $      585       $    620,100
--------------------------------------------------------------------------------------------------
  El Salvador - 0.5%
    Republic of El Salvador, 8.25s, 2032                             $      550       $    555,500
--------------------------------------------------------------------------------------------------
  France - 0.6%
    France Telecom S.A., 3.75s, 2003 (Telecommunications - Wireline) $       85       $     85,232
    France Telecom S.A., 7.2s, 2006 (Telecommunications - Wireline)         600            610,530
                                                                                      ------------
                                                                                      $    695,762
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Pemex Finance Ltd., 9.69s, 2009 (Financial Institutions)         $      180       $    205,519
--------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    BBVA Bancomer Capital Trust, 10.5s, 2011 (Banks & Credit Cos.)   $      750       $    828,750
--------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 9.625s, 2011                                 $      270       $    282,487
    Republic of Panama, 10.75s, 2020                                        235            265,550
                                                                                      ------------
                                                                                      $    548,037
--------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Republic of Philippines, 9.375s, 2017                            $      250       $    260,625
--------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Singapore Telecommunications Ltd., 6.375s, 2011
      (Telecommunications - Wireless)##                              $      401       $    398,849
--------------------------------------------------------------------------------------------------
  South Africa - 0.3%
    Republic of South Africa, 7.375s, 2012                           $      350       $    347,900
--------------------------------------------------------------------------------------------------
  Sweden
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##                 $       10       $     10,123
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Credit Cos.)##         $      350       $    395,087
    British Telecommunications PLC, 7.875s, 2005
      (Telecommunications - Wireline)                                       750            802,238
    Hanson PLC, 7.875s, 2010 (Building)                                     330            360,165
    Orange PLC, 9s, 2009 (Telecommunications - Wireless)                    100            109,092
    Royal Bank Scotland Group PLC, 8.817s, 2049 (Banks
      and Credit Cos.)                                                      300            325,686
                                                                                      ------------
                                                                                      $  1,992,268
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $  8,502,409
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $113,336,587)                                           $113,572,605
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.0%
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 5/01/02                       $      949       $    949,000
    UBS Finance, Inc., due 5/01/02                                        1,365          1,365,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $  2,314,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $115,650,587)                                     $115,886,605

Other Assets, Less Liabilities - 0.7%                                                      816,737
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $116,703,342
--------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.
 +Restricted security.


See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
APRIL 30, 2002
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $115,650,587)           $115,886,605
  Cash                                                                   8,242
  Receivable for fund shares sold                                      856,124
  Receivable for investments sold                                    1,416,547
  Receivable from investment adviser                                   109,973
  Interest receivable                                                1,704,723
                                                                  ------------
      Total assets                                                $119,982,214
                                                                  ------------
Liabilities:
  Distributions payable                                           $    480,731
  Payable for fund shares reacquired                                   289,811
  Payable for investments purchased                                  2,504,926
  Payable to affiliates -
    Management fee                                                       1,122
    Distribution and service fee                                         1,632
    Administrative fee                                                      56
  Accrued expenses and other liabilities                                   594
                                                                  ------------
      Total liabilities                                           $  3,278,872
                                                                  ------------
Net assets                                                        $116,703,342
                                                                  ============

Net assets consist of:
  Paid-in capital                                                 $116,986,115
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                       236,018
  Accumulated net realized loss on investments and foreign
    currency transactions                                             (498,035)
  Accumulated distributions in excess of net investment
    income                                                             (20,756)
                                                                  ------------
      Total                                                       $116,703,342
                                                                  ============
Shares of beneficial interest outstanding                          11,701,314
                                                                   ==========

Class A shares:
  Net asset value per share
    (net assets of $55,591,792 / 5,578,216 shares of
    beneficial interest outstanding)                                  $ 9.97
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $10.47
                                                                      ======

Class B shares:
  Net asset value per share
    (net assets of $40,800,455 / 4,087,207 shares of
    beneficial interest outstanding)                                  $ 9.98
                                                                      ======

Class C shares:
  Net asset value per share
    (net assets of $16,411,138 / 1,644,316 shares of
    beneficial interest outstanding)                                  $ 9.98
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $3,899,957 / 391,575 shares of
    beneficial interest outstanding)                                  $ 9.96
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest income                                                  $3,477,558
                                                                     ----------
  Expenses -
    Management fee                                                   $  293,280
    Trustees' compensation                                                4,162
    Shareholder servicing agent fee                                      58,656
    Distribution and service fee (Class A)                               85,927
    Distribution and service fee (Class B)                              236,634
    Distribution and service fee (Class C)                               97,871
    Administrative fee                                                    6,582
    Registration fees                                                    62,195
    Auditing fees                                                        40,468
    Printing                                                             36,131
    Custodian fee                                                        28,399
    Postage                                                              15,261
    Legal fees                                                           14,101
    Miscellaneous                                                        43,980
                                                                     ----------
      Total expenses                                                 $1,023,647
    Fees paid indirectly                                                 (5,628)
    Reduction of expenses by investment adviser and distributor        (324,070)
                                                                     ----------
      Net expenses                                                   $  693,949
                                                                     ----------
        Net investment income                                        $2,783,609
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) on
    Investment transactions                                          $   84,954
    Foreign currency transactions                                           (29)
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $   84,925
                                                                     ----------
  Change in unrealized appreciation on
    Investments                                                      $  325,631
    Translation of assets and liabilities in foreign currencies              29
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $  325,660
                                                                     ----------
        Net realized and unrealized gain on investments and
         foreign currency                                            $  410,585
                                                                     ----------
          Increase in net assets from operations                     $3,194,194
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                  2002                  2001
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $  2,783,609           $   168,113
  Net realized gain on investments and foreign currency
    transactions                                                    84,925                 3,796
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           325,660               (74,089)
                                                              ------------           -----------
    Increase in net assets from operations                    $  3,194,194           $    97,820
                                                              ------------           -----------
Distributions declared to shareholders -
  From net investment income (Class A)                        $ (1,274,745)          $  (103,758)
  From net investment income (Class B)                          (1,041,350)              (35,740)
  From net investment income (Class C)                            (432,942)              (28,770)
  From net investment income (Class I)                             (34,572)                  (10)
  In excess of net investment income (Class A)                    (128,513)               (4,455)
  In excess of net investment income (Class B)                    (104,983)               (1,535)
  In excess of net investment income (Class C)                     (43,647)               (1,235)
  In excess of net investment income (Class I)                      (3,485)                   (1)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                         (36,124)              --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                         (36,157)              --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                         (12,644)              --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                              (1)              --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                (74,826)              --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                (74,894)              --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                (26,189)              --
                                                              ------------           -----------
    Total distributions declared to shareholders              $ (3,325,072)          $  (175,504)
                                                              ------------           -----------
Net increase in net assets from fund share transactions       $101,658,097           $14,242,999
                                                              ------------           -----------
    Total increase in net assets                              $101,527,219           $14,165,315
Net assets:
  At beginning of period                                        15,176,123             1,010,808
                                                              ------------           -----------
  At end of period (including accumulated distributions in
    excess of net investment income of $20,756 and $7,187,
    respectively)                                             $116,703,342           $15,176,123
                                                              ============           ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                                     ------------------------------------------------           PERIOD ENDED
                                                            2002              2001               2000        APRIL 30, 1999*
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 9.80            $ 9.27             $ 9.80                 $10.00
                                                          ------            ------             ------                 ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                $ 0.50            $ 0.58             $ 0.64                 $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.29              0.62++++          (0.53)                 (0.21)
                                                          ------            ------             ------                 ------
      Total from investment operations                    $ 0.79            $ 1.20             $ 0.11                 $(0.03)
                                                          ------            ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $(0.53)           $(0.64)            $(0.64)                $(0.17)
  In excess of net investment income                       (0.05)            (0.03)              --                     --
  From net realized gain on investments and foreign
    currency transactions                                  (0.01)             --                 --                     --
  In excess of net realized gain on investments and
    foreign currency transactions                          (0.03)             --                 --                     --
                                                          ------            ------             ------                 ------
      Total distributions declared to shareholders        $(0.62)           $(0.67)            $(0.64)                $(0.17)
                                                          ------            ------             ------                 ------
Net asset value - end of period                           $ 9.97            $ 9.80             $ 9.27                 $ 9.80
                                                          ======            ======             ======                 ======
Total return(+)                                             8.19%            13.39%              1.31%                 (0.29)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.70%             0.41%              0.03%                  0.30%+
  Net investment income(S)(S)                               5.21%             6.54%              6.82%                  5.62%+
Portfolio turnover                                           166%              272%               209%                   117%
Net assets at end of period (000 Omitted)                $55,592            $5,447             $1,011                   $999

  (S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000 and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

       Net investment income (loss)                       $ 0.44            $ 0.15             $ 0.23                 $(0.09)
       Ratios (to average net assets):
         Expenses##                                         1.37%             5.24%              4.43%                  8.93%+
         Net investment income (loss)                       4.54%             1.71%              2.42%                 (3.01)%+

                                                                                      (Footnotes continued on following page.)

Financial Highlights - Class A continued
--------------------------------------------------------------------------------------------------------------------------------
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED             PERIOD ENDED
                                                                  APRIL 30, 2002         APRIL 30, 2001**
---------------------------------------------------------------------------------------------------------
                                                                         CLASS B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                     $ 9.81                   $ 9.77
                                                                          ------                   ------

Income from investment operations#(S)(S) -
  Net investment income(S)                                                $ 0.43                   $ 0.12
  Net realized and unrealized gain on investments and foreign
    currency                                                                0.28                     0.10++++
                                                                          ------                   ------
      Total from investment operations                                    $ 0.71                   $ 0.22
                                                                          ------                   ------

Less distributions declared to shareholders -
  From net investment income                                              $(0.45)                  $(0.17)
  In excess of net investment income                                       (0.05)                   (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.01)                    --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  (0.03)                    --
                                                                          ------                   ------
      Total distributions declared to shareholders                        $(0.54)                  $(0.18)
                                                                          ------                   ------
Net asset value - end of period                                           $ 9.98                   $ 9.81
                                                                          ======                   ======
Total return                                                                7.27%                    5.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.55%                    1.57%+
  Net investment income(S)(S)                                               4.35%                    5.19%+
Portfolio turnover                                                           166%                     272%
Net assets at end of period (000 Omitted)                                $40,800                   $5,454

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                                             $ 0.38                   $ 0.01
        Ratios (to average net assets):
          Expenses##                                                        2.02%                    6.30%+
          Net investment income                                             3.88%                    0.46%+

    ** For the period from the inception of Class B shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by
       $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED             PERIOD ENDED
                                                                  APRIL 30, 2002         APRIL 30, 2001**
---------------------------------------------------------------------------------------------------------
                                                                         CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                     $ 9.81                   $ 9.77
                                                                          ------                   ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                                $ 0.43                   $ 0.13
  Net realized and unrealized gain on investments and foreign
    currency                                                                0.28                     0.09++++
                                                                          ------                   ------
      Total from investment operations                                    $ 0.71                   $ 0.22
                                                                          ------                   ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.45)                  $(0.17)
  In excess of net investment income                                       (0.05)                   (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.01)                    --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  (0.03)                    --
                                                                          ------                   ------
      Total distributions declared to shareholders                        $(0.54)                  $(0.18)
                                                                          ------                   ------
Net asset value - end of period                                           $ 9.98                   $ 9.81
                                                                          ======                   ======
Total return                                                                7.27%                    5.90%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.55%                    1.57%+
  Net investment income(S)(S)                                               4.34%                    5.20%+
Portfolio turnover                                                           166%                     272%
Net assets at end of period (000 Omitted)                                $16,411                   $4,274

(S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                                 $ 0.38                   $ 0.01
    Ratios (to average net assets):
      Expenses##                                                            2.02%                    6.30%+
      Net investment income                                                 3.87%                    0.47%+

    ** For the period from the inception of Class C shares, December 29, 2000, through April 30, 2001.
     + Annualized.
    ++ Not annualized.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 was to decrease net investment income per share by
       $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.43%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.


See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,
                                                     ------------------------------------------------           PERIOD ENDED
                                                            2002              2001               2000        APRIL 30, 1999*
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $ 9.79            $ 9.26             $ 9.78                 $10.00
                                                          ------            ------             ------                 ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                $ 0.45            $ 0.66             $ 0.65                 $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.35              0.55++++          (0.53)                 (0.23)
                                                          ------            ------             ------                 ------
      Total from investment operations                    $ 0.80            $ 1.21             $ 0.12                 $(0.05)
                                                          ------            ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $(0.54)           $(0.65)            $(0.64)                $(0.17)
  In excess of net investment income                       (0.05)            (0.03)              --                     --
  From net realized gain on investments and foreign
    currency transactions                                  (0.01)             --                 --                     --
  In excess of net realized gain on investments and
    foreign currency transactions                          (0.03)             --                 --                     --
                                                          ------            ------             ------                 ------
      Total distributions declared to shareholders        $(0.63)           $(0.68)            $(0.64)                $(0.17)
                                                          ------            ------             ------                 ------
Net asset value - end of period                           $ 9.96            $ 9.79             $ 9.26                 $ 9.78
                                                          ======            ======             ======                 ======
Total return                                                8.36%            13.47%              1.41%                 (0.49)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.55%             0.04%              0.03%                  0.30%+
  Net investment income(S)(S)                               5.48%             6.92%              6.92%                  5.13%+
Portfolio turnover                                           166%              272%               209%                   117%
Net assets at end of period (000 Omitted)                 $3,900                $0+++              $0+++                  $0+++

  (S) Effective December 29, 2000, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees in excess of 0.20% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived a portion of their fees for the periods indicated. Prior to December 29, 2000 and effective February 1, 1999, the investment adviser had voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid the investment adviser a fee not greater than 1.10% of average daily net assets. In addition, the investment adviser voluntarily waived their fee for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)                      $ 0.41            $ 0.21             $ 0.27                 $(0.11)
        Ratios (to average net assets):
          Expenses##                                        1.02%             4.77%              4.08%                  8.58%+
          Net investment income (loss)                      5.01%             2.19%              2.87%                 (3.15)%+

                                      (Footnotes continued on following page.)

Financial Highlights - Class I continued
-------------------------------------------------------------------------------------------------------------------------------
     * For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
  ++++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and to decrease the ratio of net investment income to average net assets by 0.45%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30, 2002 and April 30, 2001 was as follows:

                                   APRIL 30, 2002            APRIL 30, 2001
---------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                    $3,320,669                  $175,504
    Long-term capital gain                  4,403                     --
                                       ----------                  --------
                                       $3,325,072                  $175,504
    Tax return of capital                  --                         --
                                       ----------                  --------
Total distributions declared           $3,325,072                  $175,504
                                       ==========                  ========

During the year ended April 30, 2002, accumulated undistributed net investment income increased by $267,059, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $266,748, and paid-in capital decreased by $311 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                   $ 459,975
          Undistributed long-term capital gain                 --
          Capital loss carryforward                            --
          Unrealized loss                                  (153,152)
          Other temporary differences                      (589,596)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution and service fees such that the fund's aggregate expenses do not exceed 0.20% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $89,991 for the year ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,685 for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the Trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.25% per annum, and a service fee of up to 0.75% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $107 and $78 for Class B and Class C shares, respectively, for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2002, were $1,236, $101,765, and $12,567 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                         $96,503,209     $62,503,224
                                                   -----------     -----------
Investments (non-U.S. government securities)       $98,887,412     $34,165,255
                                                   -----------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $116,039,758
                                                                 ------------
Gross unrealized depreciation                                    $ (1,121,674)
Gross unrealized appreciation                                         968,521
                                                                 ------------
    Net unrealized depreciation                                  $   (153,153)
                                                                 ============


(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                              YEAR ENDED APRIL 30, 2002        YEAR ENDED APRIL 30, 2001
                                      ---------------------------------   ------------------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                6,637,803      $  66,314,402        580,311      $  5,746,521
Shares issued to shareholders in
  reinvestment of distributions               90,668            909,231          9,597            92,494
Shares reacquired                         (1,705,864)       (16,990,874)      (143,286)       (1,411,716)
                                          ----------      -------------       --------      ------------
    Net increase                           5,022,607      $  50,232,759        446,622      $  4,427,299
                                          ==========      =============       ========      ============
Class B shares
                                              YEAR ENDED APRIL 30, 2002     PERIOD ENDED APRIL 30, 2001*
                                      ---------------------------------   ------------------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                4,323,493      $  43,378,563        566,214      $  5,601,573
Shares issued to shareholders in
  reinvestment of distributions               87,848            882,880          2,890            28,498
Shares reacquired                           (880,051)        (8,812,421)       (13,187)         (129,678)
                                          ----------      -------------       --------      ------------
    Net increase                           3,531,290      $  35,449,022        555,917      $  5,500,393
                                          ==========      =============       ========      ============

Class C shares
                                              YEAR ENDED APRIL 30, 2002     PERIOD ENDED APRIL 30, 2001*
                                      ---------------------------------   ------------------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                1,613,124      $  16,161,929        442,560      $  4,382,611
Shares issued to shareholders in
  reinvestment of distributions               34,395            345,469          2,373            23,389
Shares reacquired                           (438,989)        (4,438,727)        (9,147)          (90,697)
                                          ----------      -------------       --------      ------------
    Net increase                           1,208,530      $  12,068,671        435,786      $  4,315,303
                                          ==========      =============       ========      ============

Class I shares
                                              YEAR ENDED APRIL 30, 2002       YEAR ENDED APRIL 30, 2001
                                      ---------------------------------   ------------------------------
                                              SHARES             AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                  484,829      $   4,835,506        --           $   --
Shares issued to shareholders in
  reinvestment of distributions                2,215             21,932              0+                4
Shares reacquired                            (95,485)          (949,793)       --               --
                                         -----------      -------------       --------      ------------
    Net increase                             391,559      $   3,907,645              0+     $          4
                                         ===========      =============       ========      ============
*For the period from the inception of Class B and C shares, December 29, 2000, through April 30, 2001.
+Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2002, was $787. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2002, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.09% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF        PRINCIPAL
DESCRIPTION                                         ACQUISITION           AMOUNT             COST            VALUE
--------------------------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp. 8s 2003                   4/06/01          100,000          $98,350         $100,957
                                                                                                          --------

(9) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $6,144 reduction in cost of securities and a corresponding $6,144 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $255,728, increase net unrealized appreciation by $249,320, and increase net realized gains by $6,408. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

                        ------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Research Bond
Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Bond Fund at April 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated period in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS DESIGNATED $4,420 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED APRIL 30, 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.

-------------------------------------------------------------------------------

MFS(R) RESEARCH BOND FUND

The following tables present certain information regarding the Trustees and officers of Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
DIRECTOR OF FIXED INCOME RESEARCH                        individuals, call toll free: 1-800-637-6576 any
Michael W. Roberge+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+  MFS Investment Management

MFS(R) RESEARCH BOND FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MRB-2  06/02  12M  78/278/378/878